UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 6, 2012

MADISON ENTERPRISES GROUP, INC.
(Exact name or registrant as specified in its charter)

Delaware	333-142666	20-8380322
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 Madison Ave.
6th Floor
New York, New York 10017
(Address of Principal Executive Offices, Including Zip Code)

212-330-8035
(Registrant's Telephone Number, Including Area Code)

______________
(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01:  Changes in Registrant’s Certifying Accountant.

On July 6, 2012, Madison Enterprises Group, Inc. (the “Registrant”), pursuant to action of its Board of Directors approved the engagement of EFP Rotenberg, LLP as its certifying accountant.  On July 6, 2012, the Registrant notified Eugene M. Egeberg, CPA (“Egeberg”) that it had determined to change accountants.

During the Registrant’s most recent fiscal year and during the subsequent interim period preceding the dismissal of Egeberg, the Registrant had no disagreement with Egeberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Egeberg, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

Egeberg’s reports on the Registrant’s financial statements contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles except that Egeberg’s Report of Independent Registered Public Accounting firm dated March 21, 2012 concluded that substantial doubts were raised about the Registrant’s ability to continue as a going concern as a result of the significant losses the Registrant had incurred and its limited capital resources.

None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred within the Registrant’s fiscal years ended December 31, 2010 and December 31, 2009, which are the two most recent fiscal years for which filings with the SEC have been made, and the subsequent interim periods to the date hereof.

The Registrant delivered a copy of this Report on Form 8-K to Egeberg on July 12, 2012 and requested that a letter addressed to the Securities and Exchange Commission be provided stating whether or not he agrees with the statements made by the Registrant in response to this Item and, if not, stating the respects in which he disagrees.  Such letter was not received as of the filing of this 8-K. A response letter from Egeberg will be filed by amendment upon receipt.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Enterprises Group, Inc.

Date:              July 12, 2012                                    By:
/s/ Craig Eckert
Craig Eckert, President and Chief
Executive Officer

Eugene M. Egeberg, CPA
Certified Public Accountant
2400 Boston Street, Suite 102
Baltimore, MD 21224

July 12, 2012

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Commissioners:

This is to confirm that the client-auditor relationship between Madison Enterprises Group, Inc. and me has ceased effective July 6, 2012. I have read the statements made by Madison Enterprises Group, Inc. under Item 4.01 of its Form 8-K dated July 12, 2012.  I agree with the statements made in such Form 8-K.

Very truly yours,

/s/ Eugene M. Egeberg
Eugene M. Egeberg, CPA